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                                                                Exhibit 23.02

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 28, 1998, included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-13427.

                              ______________________________________
                              Arthur Andersen LLP

Louisville, Kentucky
March 25,1998